SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 12, 2006

NAVIGANT INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-24387	52-2080967
(State or Other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

84 Inverness Circle East

Englewood, Colorado, 80112

(Address of principal executive offices, including zip code)

(303) 706-0800

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.	Other Events.

On July 12, 2006, Navigant International, Inc. (“Navigant”) issued a press release announcing the results of its special meeting of stockholders, pursuant to which Navigant stockholders voted in favor of a proposal to adopt the Agreement and Plan of Merger, dated as of April 26, 2006, by and among Carlson Wagonlit B.V., Horizon Merger Corp. and Navigant.

A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference. The foregoing description of the press release is qualified in its entirety by reference to the full text of the press release.

ITEM 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Press Release dated July 12, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NAVIGANT INTERNATIONAL, INC.

DATE: July 12, 2006	By:	/s/ Robert C. Griffith
	Name:	Robert C. Griffith
	Title:	Chief Operating Officer, Chief Financial Officer and Treasurer (Principal Financial and Accounting Officer)

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release dated July 12, 2006.